SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported) November 21, 2002
                                                        -----------------

                  JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                       0-26617                  65-0794113
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(State or other jurisdiction       (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)



              3391 S.E. 14th Avenue, Port Everglades, Florida 33316
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (954) 523-8985
                                                           --------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         On November 21, 2002 Triton Holdings International Corp., ("Triton") the holder of a $350,000 secured promissory note due on January 14, 2003 (the "Senior Note") issued by Jupiter Marine International Holdings, Inc. (the "Company") sold the Senior Note to Carl Herndon and Lawrence Tierney. Messrs. Herndon and Tierney (collectively, the "Buyers") serve as officers and directors of the Company. The Senior Note was only sold to Messrs. Herndon and Tierney after the Company was unable to satisfy payment of the Senior Note, despite seeking financing from unrelated third parties on the same or similar terms. In connection with the purchase of the Senior Note, the Buyers have extended the term of the Senior Note through February 14, 2004. Further, and pursuant to the terms of the Senior Note, the Buyers received an aggregate of 1,808,098 shares of the Company's common stock which would otherwise have been issued to Triton pursuant to the Senior Note and 500,000 shares of the Company common stock held by Triton.

         Buyers paid Triton $400,000 (the "Purchase Price") payable in the amount of $150,000 cash and a Secured Promissory Note in the principal amount of $250,000. The Secured Promissory Note is secured by a first mortgage on real estate owned by Mr. Herndon and leased to the Company.

         In consideration for delivery of the Purchase Price, Triton transferred and assigned to Herndon (1) all right, title and interest under a Security Agreement dated as of January 14, 1999, by and between the Company and Triton;
(2) and all right, title and interest under the Management Agreement dated January 14, 1999, by and between the Company and Triton. Mr. Herndon has cancelled the Management Agreement and forgiven all outstanding fees and obligations due under the Management Agreement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         None.


























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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JUPITER MARINE INTERNATIONAL
                                             HOLDINGS, INC.


                                             By: /s/ Carl Herndon
                                                --------------------------------
                                                Carl Herndon, Sr., President


DATED: November 25, 2002













































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